______________________________________________________________________________
                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
 ______________________________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
 ______________________________________________________________________________
                DATE OF REPORT (Date of earliest event reported):
                                  APRIL 6, 2001
 ______________________________________________________________________________

                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.
             (Exact name of Registrant as specified in its charter)
 ______________________________________________________________________________
                                    Maryland
                            (State of Incorporation)
 ______________________________________________________________________________

                  Investment Company Act File Number: 811-9849
                            (Commission File Number)
 ______________________________________________________________________________
                                   13-4104947
                      (I.R.S. Employer Identification No.)
 ______________________________________________________________________________
                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)
 ______________________________________________________________________________

                                 (212) 850-1864
              (Registrant's telephone number, including area code)
 ______________________________________________________________________________

ITEM 9.  REGULATION FD DISCLOSURE.

Pursuant to Regulation FD, the Fund is furnishing the following information as of April 4, 2001:

The Fund has approximately $42.6 million available for new venture capital investments.

The Fund owns the securities of only one private company whose securities are in registration with the Securities and Exchange Commission.

After taking into account the maximum sales charge on the shares and assuming the reinvestment of all dividends and capital gain distributions, performance for the Fund is as follows:

         From its inception, June 22, 2000, through March 31, 2001, the Fund's total return was (42.32)%.

The rates of return will vary and principal value of an investment will fluctuate. Past performance is no guarantee of future results.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this ___________ of April, 2001.


                                    SELIGMAN NEW TECHNOLOGIES FUND II, INC.




                                    By:/s/Brian T. Zino
                                          Brian T. Zino
                                          President